Exhibit 10.26

Execution Version

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”) is entered into as of April 7, 2020, by and among AvePoint, Inc., a Delaware corporation (“Borrower”), AvePoint Public Sector, Inc., a Virginia corporation, AvePoint Holdings USA, LLC, a Virginia limited liability company (each, a “Pledgor” and together, “Pledgors”), and HSBC Ventures USA Inc. (“Bank”).

RECITALS

WHEREAS, Bank is to enter into the Loan and Security Agreement, dated as of the date hereof, with Pledgors (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used herein without definition have the meanings ascribed to them in the Loan Agreement), pursuant to which Bank will extend loans to Borrower; and

WHEREAS, Bank has required as a condition of entering into the Loan Agreement that each Pledgor secure its obligations under the Loan Agreement and the other Loan Documents by granting Bank a first priority Lien against all of its personal property, including all of the outstanding Shares of which such Pledgor is the legal and beneficial owner, subject to the limit on the pledge of Shares of Foreign Subsidiaries specified in the Loan Agreement (the “Pledged Equity”), including, without limitation, the Shares listed in Exhibit A hereto.

NOW, THEREFORE, IT IS AGREED THAT:

1. PLEDGE.

(a) As security for the full and prompt performance of all Obligations, each Pledgor hereby collaterally assigns, pledges and grants a security interest to Bank in the Shares and to the extent stock certificate(s) exist for the applicable Shares delivers to Bank such stock certificate(s), duly endorsed in blank or together with duly executed stock assignment(s) in favor of Bank, representing such applicable Shares (the “Collateral”), and grants to Bank a security interest in the Collateral, together with whatever is receivable or received when the Collateral or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and all proceeds thereof, dividends and distributions thereon, additions thereto and substitutions therefor, including all new or substituted or additional shares, other securities, cash or other properties distributed with respect to the foregoing stock or other securities subject to this Agreement, whether as a result of merger, consolidation, dissolution, reorganization, recapitalization, interest payment, stock split, stock dividend, other dividend or distribution, reclassification, redemption or any other change declared or made in the capital structure of the issuer of any of the Pledged Equity, or otherwise (collectively, the “Proceeds”), such Proceeds to be held by Bank in the same manner as the property originally pledged hereunder, except as otherwise provided in Section 2. The Collateral and the Proceeds are herein collectively referred to as the “Pledged Collateral.”

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(b) Upon any Pledgor’s acquisition of any additional shares of capital stock or other securities of any issuer of Pledged Equity, such Pledgor shall execute and deliver a Supplement to Pledge Agreement, substantially in the form of Exhibit B, and to the extent stock certificate(s) exist for such additional Pledged Equity, deliver to Bank such stock certificates, duly endorsed in blank or together with duly executed stock assignments in favor of Bank, representing such shares or other securities required to maintain the pledge of the outstanding securities of the issuing entity, which shall thereupon become Collateral for purposes of this Agreement.

(c) All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by Bank pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Bank. Bank shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

(d) To the extent required by the terms and conditions governing the Shares, the applicable Pledgor shall cause the books of each entity whose Shares are part of the Pledged Collateral and any transfer agent to reflect the pledge of the Shares. Upon the occurrence and during the continuance of an Event of Default, Bank may effect the transfer of any securities included in the Pledged Collateral (including but not limited to the Shares) into the name of Bank and cause new certificates representing such securities to be issued in the name of Bank or its transferee. Each Pledgor will execute and deliver such documents, and take or cause to be taken such actions, as Bank may reasonably request to perfect or continue the perfection of Bank’s security interest in the Shares.

2. RIGHTS WITH RESPECT TO DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to collect and receive for such Pledgor’s own use, and shall not be required to deliver to Bank any dividends, cash, securities, instruments and other distributions paid in respect of the Shares, except such dividends, cash, securities, instruments and other distributions as are prohibited under this Agreement or any other Loan Document; provided, however, that until actually paid, all rights to any such permitted dividends, cash, securities, instruments and other distributions shall remain subject to the Lien created by this Agreement. During the continuance of an Event of Default, all rights of Pledgors to receive dividends, cash, securities, instruments and other distributions shall cease and all rights to dividends, cash, securities and other distributions shall thereupon be vested in Bank; Bank shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends, cash, securities, instruments and other distributions. All dividends, cash, securities, instruments and other distributions which any Pledgor receives in violation of the provisions of this section shall be received in trust for Bank’s benefit, be segregated from the property or funds of such Pledgor, and shall be forthwith delivered to Bank as Pledged Collateral in the same form as so received (with any necessary endorsement).

3. IRREVOCABLE PROXY/VOTING RIGHTS. So long as no Event of Default has occurred and is continuing, subject to any other applicable provision of this Agreement, each Pledgor shall be entitled to exercise all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement or any other Loan Document, provided that no vote shall be cast or consent, waiver or ratification given

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or action taken which would (a) constitute or create any violation of any of such terms or (b) have the effect of impairing the position or interest of Bank in respect of the Pledged Collateral. During the continuance of an Event of Default, all rights of each Pledgor to exercise the voting and other consensual rights which such Pledgor would otherwise be entitled to exercise hereunder shall cease upon notice from Bank, whereupon all such rights shall become vested in Bank (whether or not the Pledged Collateral shall have been transferred into its name or the name of its nominee or nominees), which shall thereupon have the sole right to exercise such voting and other consensual rights for any lawful purpose, including, without limitation, if Bank so elects, for the liquidation of the assets of the applicable issuer of such Shares, and to give all consents, waivers and ratifications in respect of the Pledged Collateral and otherwise act with respect thereto as though it were the outright owner thereof (and each Pledgor hereby irrevocably constituting and appointing Bank the proxy and attorney-in-fact of such Pledgor, with full power of substitution, to do so) until it gives notice to such Pledgor of its relinquishment of such rights, whereupon all such rights shall be revested with such Pledgor.

4. RELEASE OF PLEDGE. Anything to the contrary herein notwithstanding, Bank shall release the Pledged Collateral from pledge hereunder upon full payment to Bank of all Obligations (other than inchoate indemnity obligations or obligations extending beyond maturity that have been cash collateralized in an amount and manner satisfactory to Bank) and termination or expiration of Bank’s obligation to lend to Borrower under Loan Agreement and upon such release Bank shall deliver to each Pledgor all Pledged Collateral of each such Pledgor then in Bank’s possession.

5. CONTINUING AGREEMENT; REVOCATION; OBLIGATIONS UNDER OTHER AGREEMENT. This is a continuing agreement and all rights, powers and remedies hereunder shall apply to all past, present and future Obligations of each Pledgor to Bank, including those arising under successive transactions which shall either continue the Obligations, increase or decrease them, or from time to time create new Obligations whether or not any prior Obligations have been satisfied, and notwithstanding the bankruptcy of such Pledgor. Each Pledgor’s obligations hereunder shall be in addition to any obligations of such Pledgor or any other Person under any other pledges of security or guaranties for the Obligations heretofore given (including other security that Bank holds pursuant to the Loan Agreement or any agreement, document or other instrument referenced therein), now or hereafter to be given to Bank.

6. REINSTATEMENT OF LIABILITY. Each Pledgor’s liability hereunder shall be reinstated and revived and Bank’s rights shall continue with respect to any amount paid on account of the Obligations secured hereby which shall thereafter be required to be restored or returned by Bank upon the bankruptcy or insolvency of such Pledgor or any other Person or for any other reason, all as though such amount had not been paid.

7. REPRESENTATIONS AND WARRANTIES. Each Pledgor represents and warrants to Bank as follows:

(a) Such Pledgor has the right and lawful authority to pledge the Pledged Collateral;

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(b) The Pledged Collateral is genuine and is owned by such Pledgor, free and clear of all Liens (except Permitted Liens), adverse claims, defenses, rights of set-offs and counterclaims of any kind or character except for the security interest created hereunder, and as of the date hereof constitutes the percentage of the issued and outstanding capital stock of the issuer thereof specified in Exhibit A hereto;

(c) No authorization, approval or other action by and no notice to or filing with any governmental authority is required for the pledge hereunder;

(d) The security interest created by this Agreement constitutes a valid and perfected Lien in all of the Pledged Collateral for payment and performance of the Obligations;

(e) Such Pledgor’s execution, delivery and performance of this Agreement (i) are within such Pledgor’s powers and have been duly authorized by all necessary action; (ii) do not contravene such Pledgor’s charter documents or any law or any contractual restriction binding on or affecting such Pledgor or by which such Pledgor’s property may be affected; (iii) do not require any authorization or approval or other action by, or any notice to or filing with, any governmental authority or any other Person except such as have been obtained or made; and (iv) do not, except as contemplated by the Loan Agreement or this Agreement, result in the imposition or creation of any Lien; and

(f) This Agreement constitutes the legal, valid and binding obligation of such Pledgor, enforceable in accordance with its terms, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally.

8. COVENANTS OF PLEDGORS. During the term hereof, each Pledgor covenants as follows:

(a) Such Pledgor shall execute and deliver such documents and take all such further action as Bank reasonably deems necessary to create, perfect, protect or continue the Lien contemplated hereby or to exercise or enforce its rights hereunder;

(b) Such Pledgor shall not permit any Lien (other than Permitted Liens) on the Pledged Collateral, except in favor of Bank;

(c) Such Pledgor shall not change the place where such Pledgor keeps any of its records concerning the Pledged Collateral without giving Bank thirty (30) days’ prior written notice of the address to which such Pledgor is moving such books and records; and

(d) Such Pledgor shall provide any service and do any other acts or things necessary to keep the Pledged Collateral free and clear of all Liens, adverse claims, defenses, rights of set-offs and counterclaims.

9. CASH COLLATERAL ACCOUNT. Any money that Bank receives in respect of the Pledged Collateral may, at Bank’s option, and subject to Section 2, be retained in a non-interest bearing cash collateral account and shall, for all purposes, be deemed Pledged Collateral.

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10. BANK’S CARE AND DELIVERY OF COLLATERAL. Bank’s obligations with respect to the Pledged Collateral in its possession shall be strictly limited to the duty to exercise reasonable care in the custody and preservation of such Pledged Collateral, and such duty shall not include any obligation to ascertain or to initiate any action with respect to or to inform any Pledgor of maturity dates, conversion, call, exchange rights, offers to purchase the Pledged Collateral or any similar matters, notwithstanding Bank’s knowledge of these matters. Bank shall not have any duty to take any steps necessary to preserve Pledgors’ rights against prior parties or to initiate any action to protect against the possibility of a decline in the market value of the Pledged Collateral. Bank shall not be obligated to take any actions that any Pledgor requests with respect to the Pledged Collateral unless (i) such request is made in writing and Bank determines, in its sole discretion, that the requested actions would not unreasonably jeopardize the value of the Pledged Collateral as security for the Obligations, and (ii) such Pledgor promptly reimburses Bank for the fees and expenses incurred in undertaking such actions. Such fees and expenses shall constitute Bank Expenses. Bank may at any time deliver the Pledged Collateral, or any part thereof, to any Pledgor, and the receipt thereof by such Pledgor shall be a complete and full acquittance for the Pledged Collateral so delivered, and Bank shall thereafter be discharged from any liability or responsibility therefor.

11. PAYMENT OF TAXES, CHARGES, LIENS AND ASSESSMENTS. Each Pledgor agrees to pay, prior to delinquency, all taxes, charges, Liens and assessments (other than Permitted Liens) against the Pledged Collateral and, upon such Pledgor’s failure to do so, Bank, at its sole option, may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge them. Any such payments made by Bank shall constitute Bank Expenses; provided that Bank shall give such Pledgor prior written notice of its intent to spend more than Fifty Thousand Dollars ($50,000) in accordance with this Section.

12. MANNER OF DISPOSITION. Each Pledgor recognizes that Bank may be unable to effect a public sale of all or part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Act”), or in applicable state securities laws as now or hereafter in effect, unless registration or qualification, as the case may be, is accomplished. Each Pledgor acknowledges that Bank may resort to one or more private sales to a single purchaser or a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor agrees that private sales may be at prices and other terms less favorable to such Pledgor than if such Pledged Collateral were sold at public sale and that Bank has no obligation to delay the sale of any such portion of the Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities, even if it would, or should, proceed to register such securities for public sale. Each Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a “commercially reasonable” manner. Each Pledgor agrees that Bank need not approach such number and quantity of possible buyers so as to be in violation of the Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any applicable state securities laws and that Bank need not approach the maximum number of possible buyers under the foregoing laws. Each Pledgor agrees that Bank shall not have any liability, direct or indirect, for any short-swing profits liability such Pledgor incurs under Section 16(b) of the Exchange Act as a result of Bank’s disposition of all or any part of the Pledged Collateral and that a disposition shall not be deemed made in bad faith or in a commercially unreasonable manner for purposes of the Code if it gives rise to short-swing profits under Section 16(b) of the Exchange Act.

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13. NOTICES. Notices shall be given in accordance with Section 10 of the Loan Agreement.

14. ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement between Pledgors and Bank with respect to the subject matter hereof and supersedes all prior or contemporaneous negotiations, communications, discussions and correspondence concerning the subject matter hereof. This Agreement may be amended or modified only with the written consent of Bank and Pledgors.

15. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of Pledgors and Bank and their respective successors and assigns permitted under the Loan Agreement, except that no Pledgor shall have the right to assign its rights and obligations hereunder or any interest herein without Bank’s prior written consent.

16. SEVERABILITY. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

17. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall constitute but one and the same agreement.

18. SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, notwithstanding any investigation made by Bank or any of its representatives or agents.

19. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE.

This Agreement and any claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) arising out of or relating and the transactions contemplated by such documents shall be governed by, and construed in accordance with, the law of the State of New York, without regard to conflicts of law principles except Title 14 of Article 5 of the New York General Obligations law. Each of the parties hereto hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in the Borough of Manhattan in such State in connection with any action, suit or other proceeding arising out of or relating to this Agreement or any action taken or omitted hereunder, and waives any claim of forum non conveniens and any objections as to laying of venue. Each party further waives personal service of any summons, complaint or other process, right to a jury trial and agrees that service thereof may be made by certified or registered mail directed to such Person at such Person’s address for purposes of notices hereunder and that service so made shall be deemed completed upon the earlier to occur of such Person’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

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TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PLEDGOR AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

This Section 19 shall survive the termination of this Agreement.

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IN WITNESS WHEREOF, the parties hereto executed this Pledge Agreement as of the date first written above.

HSBC VENTURES USA INC.

By:	/s/ Prasant Chunduru
Name: Prasant Chunduru
Title: SVP, Head of Venture Debt

AVEPOINT, INC.

By:
Name:
Title:

AVEPOINT PUBLIC SECTOR, INC.

By:
Name:
Title:

AVEPOINT HOLDINGS USA, LLC

By:
Name:
Title:

[Exhibit A]

IN WITNESS WHEREOF, the parties hereto executed this Pledge Agreement as of the date first written above.

HSBC VENTURES USA INC.

By:
Name:
Title:

AVEPOINT, INC.

By:	/s/ Tianyi Jiang
Name:	Tianyi Jiang
Title:	Co-CEO

AVEPOINT PUBLIC SECTOR, INC.

By:	/s/ Brian Brown
Name:	Brian Brown
Title:	Sole Director

AVEPOINT HOLDINGS USA, LLC

By:	/s/ Brian Brown
Name:	Brian Brown
Title:	Manager

[Signature Page to Pledge Agreement]

EXHIBIT A

PLEDGED EQUITY

Issuer	Pledgor	Type of Security	Number of Shares	Percentage of Issuer’s Outstanding Equity Pledged	Uncertificated/Certificated
AvePoint Public Sector, Inc.	AvePoint, Inc.	Common Stock	10,000	100%	Uncertificated

AvePoint Holding Limited	AvePoint, Inc.	Limited Interests	NA	65% of voting securities 100% of non-voting securities	Uncertificated

AvePoint Deutschland GmbH	AvePoint, Inc.	Limited Interests	NA	65% of voting securities 100% of non-voting securities	Uncertificated

AvePoint Technology Changchun Co. Ltd.	AvePoint, Inc.	Limited Interests	NA	65% of voting securities 100% of non-voting securities	Uncertificated

AvePoint Japan K.K.	AvePoint, Inc.	Limited Interests	NA	65% of voting securities 100% of non-voting securities	Uncertificated

AvePoint Singapore Pte. Ltd.	AvePoint, Inc.	Limited Interests	NA	65% of voting securities 100% of non-voting securities	Uncertificated

[Exhibit A]

Issuer	Pledgor	Type of Security	Number of Shares	Percentage of Issuer’s Outstanding Equity Pledged	Uncertificated/Certificated
AvePoint Holdings USA, LLC	AvePoint, Inc.	LLC Interests	NA	65% of voting securities 100% of non-voting securities	Uncertificated

AvePoint Beijing Technology Ltd	AvePoint, Inc.	Limited Interests	NA	65% of voting securities 100% of non-voting securities	Uncertificated

AvePoint Canada Ltd	AvePoint Holding Limited AvePoint, Inc.	Limited Interests	NA	65% of voting securities 100% of non-voting securities	Uncertificated

AvePoint UK Ltd	AvePoint Holding Limited AvePoint, Inc.	Limited Interests	NA	65% of voting securities 100% of non-voting securities	Uncertificated

AvePoint AU PTY Ltd	AvePoint Holding Limited AvePoint, Inc.	Limited Interests	NA	65% of voting securities 100% of non-voting securities	Uncertificated

[Exhibit A]

Issuer	Pledgor	Type of Security	Number of Shares	Percentage of Issuer’s Outstanding Equity Pledged	Uncertificated/Certificated
AvePoint South Africa	AvePoint UK Ltd AvePoint Holding Limited AvePoint, Inc.	Limited Interests	NA	65% of voting securities 100% of non-voting securities	Uncertificated

AvePoint Benelux	AvePoint Deutschland GmbH AvePoint, Inc.	Limited Interests	NA	65% of voting securities 100% of non-voting securities	Uncertificated

AvePoint France	AvePoint Deutschland GmbH AvePoint, Inc.	Limited Interests	NA	65% of voting securities 100% of non-voting securities	Uncertificated

AvePoint Sweden	AvePoint Deutschland GmbH AvePoint, Inc.	Limited Interests	NA	65% of voting securities 100% of non-voting securities	Uncertificated

AvePoint Switzerland	AvePoint Deutschland GmbH AvePoint, Inc.	Limited Interests	NA	65% of voting securities 100% of non-voting securities	Uncertificated

[Exhibit A]

Issuer	Pledgor	Type of Security	Number of Shares	Percentage of Issuer’s Outstanding Equity Pledged	Uncertificated/Certificated
Shanghai AvePoint Software Technology Corporation Ltd	AvePoint Beijing Technology Ltd AvePoint, Inc.	Limited Interests	NA	65% of voting securities 100% of non-voting securities	Uncertificated

AvePoint Holdings USA, LLC (Manilla Branch Office)	AvePoint Holdings USA, LLC AvePoint, Inc.	LLC Interests	NA	65% of voting securities 100% of non-voting securities	Uncertificated

[Exhibit A]

EXHIBIT B

SUPPLEMENT TO PLEDGE AGREEMENT

This SUPPLEMENT TO PLEDGE AGREEMENT (the “Supplement”) is made as of April 7, 2020, by and between AvePoint, Inc., a Delaware corporation, AvePoint Public Sector, Inc., a Virginia corporation, AvePoint Holdings USA, LLC, a Virginia limited liability company ( “Pledgor”), and HSBC Ventures USA Inc. (“Bank”).

BACKGROUND

WHEREAS, Pledgor and Bank, together with other parties thereto, have entered into the Pledge Agreement, dated as of April 7, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), which provides for the pledge of all of the outstanding Shares of which Pledgor is the legal and beneficial owner, together with the proceeds thereof as described therein;

WHEREAS, Section 1 of the Pledge Agreement provides that Pledgor shall pledge in favor of Bank any additional Shares acquired by such Pledgor, and upon such acquisition shall execute a Supplement to Pledge Agreement substantially in the form of this Supplement; and

WHEREAS, Pledgor has acquired the additional Shares listed on Appendix A to this Supplement to Pledge Agreement Supplement (the “Additional Shares”).

NOW, THEREFORE, such Pledgor and Bank hereby agree as follows:

1. PLEDGE. As security for the full and prompt performance of all the Obligations, Pledgor hereby assigns, transfers to, pledges with, grants a security interest in and delivers to Bank stock certificates, if any, duly endorsed in blank or together with duly executed stock assignments in favor of Bank, the Additional Shares, which shall hereupon become Pledged Collateral for purposes of the Pledge Agreement. Without limiting the foregoing, (i) such Additional Shares, together with all Proceeds (as described in the Pledge Agreement) in respect thereto, are subject to a security interest which is granted in favor of Bank, (ii) Pledgor represents and warrants to Bank with respect of the Additional Shares the matters set forth in Section 7 of the Pledge Agreement, and (iii) all other covenants of Pledgor, rights and powers of Bank and other provisions set forth in the Pledge Agreement shall apply in respect of the Additional Shares as they apply in respect of the Collateral pledged on the Closing Date.

2. COUNTERPARTS. This Supplement may be executed in any number of counterparts, all of which taken together shall constitute one agreement.

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IN WITNESS WHEREOF, the parties hereto executed this Supplement as of the date first above written.

HSBC VENTURES USA INC.

By:
Name:
Title:

[APPLICABLE PLEDGOR]

By:
Name:
Title:

[Signature Page to Supplement to Pledge Agreement]

APPENDIX A

PLEDGED EQUITY

Issuer	Pledgor	Type of Security	Number of Shares	Percentage of Issuer’s Outstanding Equity Pledged	Uncertificated/Certificated

[Appendix A]